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                                                                    EXHIBIT 10.1



                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made as of August 14, 2001, by and between Summit Capital Management LLC (the "Purchaser") and NeoTherapeutics, Inc., a Delaware corporation (the "Company"), whereby the parties agree as follows:

     The Purchaser shall buy from the Company and the Company agrees to sell to the Purchaser 600,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") having an aggregate purchase price of $2,010,000, at a price per share of $3.35.

     The Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Shares in accordance with the terms of this Agreement, and the issuance of the Shares shall not contravene any agreement to which the Company is a party. The Shares have been duly authorized by all necessary corporate action, and, when paid for and issued in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and nonassessable. The Shares have been listed on the Nasdaq National Market.

     The Shares are being issued and sold pursuant to a registration statement on Form S-3, File No. 333-53108, which registration statement has been declared effective and continues to be effective and not subject to any stop order by the Securities and Exchange Commission. The Company has delivered to the Purchaser and the Purchaser has reviewed a copy of the prospectus included in such registration statement and a prospectus supplement regarding the issuance and sale of the Shares, a copy of which is attached hereto as Exhibit A.

     Prior to the close of business on August 14, 2001:

     1. The Purchaser shall wire the purchase price set forth above to the Company to the account set forth below:

              Chase Manhattan Bank, N.Y.C.
              4 New York Plaza, 15th Floor
              New York, NY  10004

              ABA Routing No:  021 000 021
              FBO:  Salomon Smith Barney, Inc.
                    Account No.  066-198038
              For further credit to:  NeoTherapeutics, Inc.
                    Account No. 561-04051-19-103

     2. The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser's account with the DTC set forth below:

              DTC No. 0773
              Account No. 118-11273-23
              Summit Capital Management LLC

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          Notices to the Company shall be delivered to:

          NeoTherapeutics, Inc.
          Attention: Samuel Gulko, Senior Vice President, Finance
          157 Technology Drive,
          Irvine, California  92618
          Facsimile:  (949) 788-6706

          Notices to the Purchaser shall be delivered to:

          Summit Capital Management LLC
          Attn:  David W. Simpson
          2 Union Square, Suite 3900
          601 Union St.
          Seattle, Washington  98101
          Facsimile: (206) 447-6204

     Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original. This Agreement shall be governed and construed in accordance with the internal laws of the State of California without giving effect to the conflicts of law principles thereunder.


                           [SIGNATURE PAGE TO FOLLOW]


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AGREED AND ACCEPTED, as of the date indicated above:

NeoTherapeutics, Inc.


By: /s/ Samuel Gulko
    -------------------------------
         Name: Samuel Gulko
         Title: Senior Vice President, Finance

Summit Capital Management LLC


By: /s/ David W. Simpson
    -------------------------------
         Name: David W. Simpson
         Title: Chief Investment Officer



               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]


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